UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 8, 2016 (August 5, 2016)

MEDOVEX CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3279 Hardee Avenue Atlanta, Georgia	30341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

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Copies to:

Harvey Kesner, Esq.
Arthur S. Marcus, Esq.
 Sichenzia Ross Friedman Ference LLP
 61 Broadway, 32nd Floor
 New York, New York 10006
 (212) 930-9700
(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On August 5, 2016 (the “Closing Date”), MedoveX Corporation (the “Company”) entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”) with selected accredited investors (each an “Investor” and collectively, the “Investors”). Pursuant to the terms of the Unit Purchase Agreement, the Company sold 4.6 Units (the “Units”) for gross proceeds of $1,150,000 in a private placement (the “Offering”).  Each Unit had a purchase price of $250,000 and consists of (i) 208,333 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a warrant to purchase 104,167 shares of Common Stock (each, a “Warrant” and together with the Units, the Common Stock and the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”)). Each Warrant has an initial exercise price of $1.52 per share, subject to adjustment (the “Exercise Price”), and is initially exercisable six months following the date of issuance for a period of five (5) years from the date of issuance.

Pursuant to the Unit Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Investors. The Company will be required to file within 45 days of the Closing Date a registration statement registering for resale all shares of Common Stock issued as part of the Units and all of the Warrant Shares.  The Unit Purchase Agreement and the Registration Rights Agreement are attached hereto as Exhibit 10.2 and 10.3, respectively, and are incorporated herein by reference

Each of the Investors is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and the securities were sold to it in reliance on the exemption from registration provided by Rule 506 and Section 4(2) of the Act.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Form of Warrant to be issued by MedoveX Corporation to each of the Investors
10.2	Form of Unit Purchase Agreement, by and between the Company and Investors
10.3	Form of Registration Rights Agreement, by and between the Company and Investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2016	MEDOVEX CORPORATION By: /s/ Jarrett Gorlin Jarrett Gorlin Chief Executive Officer